                                                                      EXHIBIT 25

                                                                  Conformed Copy

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

________________________________________________________________________________
                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

         New York                                     16-1057879
         (Jurisdiction of incorporation               (I.R.S. Employer
         or organization if not a U.S.                Identification No.)
         national bank)

         140 Broadway, New York, NY                   10005-1180
         (212) 658-1000                               (Zip Code)
         (Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                           Port Arthur Finance Corp.
              (Exact name of obligor as specified in its charter)

         Delaware                                     36-4308506
         (State or other jurisdiction                 (I.R.S. Employer
         of incorporation or organization)            Identification No.)

         1801 S. Gulfway Drive, Office No. 36
         P. O. Box 908
         Port Arthur, Texas                           70908
         (409) 982-7491                               (Zip Code)
         (Address of principal executive offices)

                      12.5% Senior Secured Notes due 2009
               Guarantees of 12.5% Senior Secured Notes due 2009
                        (Title of Indenture Securities)
                    (Additional Obligors listed on page 2)
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                              ADDITIONAL OBLIGORS

                        Port Arthur Coker Company L.P.
              (Exact name of obligor as specified in its charter)

DELAWARE                             6411                          43-1857413
(State or other jurisdiction of  (Primary Standard           (I.R.S. Employer
incorporation or organization)   Industrial Classification   Identification No.)
                                 Code Number)



                          Sabine River Holding Corp.
              (Exact name of obligor as specified in its charter)

DELAWARE                             6411                         43-1857408
(State or other jurisdiction of  (Primary Standard          (I.R.S. Employer
incorporation or organization)   Industrial Classification  Identification No.)
                                 Code Number)



                          Neches River Holding Corp.
              (Exact name of obligor as specified in its charter)

DELAWARE                             6411                         43-1857411
(State or other jurisdiction of  (Primary Standard          (I.R.S. Employer
incorporation or organization)   Industrial Classification  Identification No.)
                                   Code Number)
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                                    General
Item 1. General Information.
        --------------------

               Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

               State of New York Banking Department.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System,
               Washington, D.C.

        (b)  Whether it is authorized to exercise corporate trust powers.

                         Yes.

Item 2. Affiliations with Obligor.
        --------------------------

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                         None
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Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)                       (1)  Copy of the Organization Certificate of HSBC
                                  Bank USA.

T1A(ii)                      (1)  Certificate of the State of New York Banking
                                  Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                          Not applicable.

T1A(iv)                      (1)  Copy of the existing By-Laws of HSBC Bank USA
                                  as adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)                            Not applicable.

T1A(vi)                      (2)  Consent of HSBC Bank USA required by Section
                                  321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 1999), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                         Not applicable.

T1A(ix)                           Not applicable.


     (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 8/th/ day of December, 1999.


                                       HSBC BANK USA


                                       By:  /s/ James M. Foley
                                           ________________________________
                                            James M. Foley
                                            Assistant Vice President
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                                                               Exhibit T1A (vii)
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
                                                                Board of Governors of the Federal Reserve System
                                                                OMB Number: 7100-0036
                                                                Federal Deposit Insurance Corporation
                                                                OMB Number: 3064-0052
                                                                Office of the Comptroller of the Currency
                                                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council              Expires March 31, 2000
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                                                                Please refer to page 1,
                                                                Table of Contents, for                                    -
                                                                the required disclosure                                   1
                                                                of estimated burden.                                      -

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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business September 30, 1999    (19980930)
                                                      ----------
                                                     (RCRI  9999)


This report is required by law; 12 U.S.C. (S)324 (State member banks);    This report form is to be filed by banks with branches
12 U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C. (S)161          and consolidated subsidiaries in U.S. territories and
(National banks).                                                         possessions, Edge or Agreement subsidiaries, foreign
                                                                          branches, consolidated foreign subsidiaries, or
                                                                          International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an            The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested           accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.            We, the undersigned directors (trustees), attest to the
                                                                          correctness of this Report of Condition (including the
 I,  Gerald A. Ronning, Executive VP & Controller                         supporting schedules) and declare that it has been
    ----------------------------------------------                        examined by us and to the best of our knowledge and
   Name and Title of Officer Authorized to Sign Report                    belief has been prepared in conformance with the
                                                                          instructions issued by the appropriate Federal regulatory
 of the named bank do hereby declare that these Reports of Condition      regulatory authority and is true and correct.
 and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and
 believe.                                                                      /s/ Malcolm Burnett
                                                                           -----------------------------------------------------
    /s/ Gerald A. Ronning                                                   Director (Trustee)
----------------------------------------------------
Signature of Officer Authorized to Sign Report                                 /s/ Bernard J. Kennedy
                                                                           ------------------------------------------------------
             10/25/99                                                       Director (Trustee)
-----------------------------------------------------
Date of Signature                                                           /s/ Sal H. Alfieri
                                                                           -------------------------------------------------------
                                                                            Director (Trustee)
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Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:        For electronic filing assistance, contact EDS Call report
                                                                          Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
(a) in electronic form and then file the computer data file directly      telephone (800)255-1571.
    with the banking agencies' collection agent, Electronic Data
    System Corporation (EDS), by modem or computer diskette; or           To fulfill the signature and attestation requirement for
                                                                          the Reports of Condition and Income for this report date,
b)  in hard-copy (paper) form and arrange for another party               attach this signature page to the hard-copy of the
    to convert the paper report to automated for.                         completed report that the bank places in its files.
    That party (if other than EDS) must transmit the
    bank's computer data file to EDS.

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FDIC Certificate Number          0    0    5    8    9
                               -------------------------

                              (BCBI 9030)
               http://WWW.BANKING.US.HSBC.COM                           HSBC Bank USA
------------------------------------------------------------           -------------------------------------------------------
 Primary Internet Web Address of Bank (Home Page), if any               Legal Title of Bank (TEXT 9010)
 (TEXT 4087)
 (Example:  www.examplebank.com)                                        Buffalo
                                                                       -------------------------------------------------------
                                                                        City (TEXT 9130)

                                                                        N.Y.                               14203
                                                                       --------------------------------------------------------
                                                                        State Abbrev. (TEXT 9200)      ZIP Code (TEXT 9220)

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  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency